John Hancock Investment Trust (the Trust)

Supplement dated March 7, 2017 to the current summary prospectus

John Hancock Fundamental Large Cap Core Fund (the fund)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the summary prospectus.

A.         Special Meeting and Shareholder Proposals

A Special Meeting of Shareholders of the fund will be held at 601 Congress Street, Boston, Massachusetts 02210 on or about Monday, May 15, 2017 (the “Meeting”). Investment policies that are deemed “fundamental” can only be changed by a vote of the shareholders. The Meeting will be held in order to vote to approve streamlined and modernized fundamental investment restrictions, replacing certain fundamental restrictions currently in place for the fund. The Board, including the Independent Trustees, unanimously recommends that the fund’s shareholders approve each proposal. If approved, the revision of each of these fundamental investment restrictions, as listed below, is not expected to result in any material changes to the fund’s investment operations. If approved, the revised fundamental investment restrictions will become effective when the fund’s Statement of Additional Information (SAI) is revised or supplemented to reflect the amendment, as shown below. Assuming that one or more of the proposed amendments is approved at the Meeting, the fund expects to file a revision or supplement to its SAI on or about June 1, 2017. If a proposed amendment is not approved by the fund’s shareholders, the current investment restriction will remain in effect.

•         (a)  Concentration: The fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

•         (b)  Borrowing: The fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

•         (c)  Underwriting: The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

•         (d)  Real Estate: The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

•         (e)  Commodities: The fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

•         (f)   Loans: The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

•         (g)  Senior Securities: The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. (For purposes of this fundamental restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.)

•         (h)  Diversification: The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Shareholders are also asked to approve the elimination of fundamental investment restrictions previously required under state “blue sky” laws. If approved, the elimination of each of these fundamental investment restrictions, as listed below, is not expected to result in any material changes to the fund’s investment operations. If approved, the elimination of these fundamental investment restrictions will become effective when the fund’s SAI is revised or supplemented to reflect the elimination. Assuming that one or more of the proposed amendments is approved at the Meeting, the fund expects to file a revision or supplement to its SAI on or about June 1, 2017. If a proposed elimination is not approved by the fund’s shareholders, the current blue sky restriction will remain in effect.

•         (i)   Margin Investment and Short Selling:

•         (j)   Trustee and Officer Ownership

•         (k)  Unseasoned Companies

Please see the fund’s proxy statement and SAI for more details.

B.         Updates to Non-Fundamental Investment Restrictions

In addition, at a meeting held on December 6-8, 2016, the Board approved the following non-fundamental investment restriction changes, contingent upon the proposals outlined above in Section A being approved by shareholders.

The fund will eliminate the following non-fundamental investment restriction and explanatory note:

The fund will not purchase securities while outstanding borrowings exceed 5% of the fund’s total assets.

If allowed by the fund’s other investment policies and restrictions, the fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed -income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

The fund will adopt the following non-fundamental investment restrictions and explanatory notes:

The fund will not:

(a) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

(b) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.

(c) Pledge, hypothecate, mortgage or transfer (except as provided in the fundamental investment restriction regarding senior securities) as security for indebtedness any securities held by the funds, except in an amount of not more than 10% of the value of the fund’s total assets and then only to secure borrowings permitted by the fundamental restriction regarding borrowing and the non-fundamental restriction regarding investment in securities that are not readily marketable. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets. For purposes of the non-fundamental restriction regarding short sales, “other strategic transactions” can include short sales and derivative transactions intended for non-hedging purposes.

Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of the fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in a subadvisor’s assessment of the security), change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of the fund’s investment portfolio, resulting from market fluctuations or other changes in the fund’s total assets will not require the fund to dispose of an investment until the subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, a subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.

If the fund were to invest 25% or more of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities), it would be considered to be concentrated in that industry. As noted above, however, as a matter of fundamental investment policy, the fund may not concentrate its investments in any particular industry.

Please see the fund’s SAI for more details.

The foregoing is not a solicitation of any proxy. For important information regarding John Hancock Fundamental Large Cap Core Fund or to receive a free copy of the proxy statement, summary prospectus, prospectus or SAI relating to the proposed shareholder vote, please call the fund’s toll-free telephone number: 800-225-5291 for Class A, Class B, and Class C shares; 888-972-8696 for Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares; 800-344-1029 for Class NAV shares. The proxy statement, summary prospectus, prospectus or SAI contains important information about fund objectives, strategies, fees, expenses, and risks. The fund’s proxy statement contains important information about the Board’s considerations in approving the changes to the fund’s fundamental investment restrictions. The proxy statement, summary prospectus, prospectus or SAI is available for free on the SEC’s website (www.sec.gov). Please read the proxy statement, summary prospectus, prospectus and SAI carefully before voting or when considering whether to vote for the proposed changes to the fund’s fundamental investment restrictions.